UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report    -   June 27, 2008
(Date of earliest event reported)

INGERSOLL-RAND COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	1-985	75-2993910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices, including zip code)

(441) 295-2838
(Registrant's phone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2008, Ingersoll-Rand Company Limited (“IR Parent”) and its wholly-owned subsidiary Ingersoll-Rand Global Holding Company Limited (“IR Global”), each a “Borrower” and together the “Borrowers”, entered into a new $1 billion senior unsecured revolving credit agreement (the “Revolving Credit Agreement”) with J.P. Morgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Bank of America, N.A., Deutsche Bank Securities Inc., The Bank of Tokyo Mitsubishi, Ltd., New York Branch, BNP Paribas and William Street LLC, as Documentation Agents, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners; and certain lending institutions from time to time parties thereto. The Revolving Credit Agreement has a term of 3 years.

The proceeds of the Revolving Credit Agreement will be used (i) for working capital, (ii) to support the commercial paper programs of the Borrowers, and (iii) for other general corporate purposes.

All obligations under the Revolving Credit Agreement will be guaranteed on a senior basis (a) by IR Global with respect to the Obligations of IR Parent, and (b) by IR Parent with respect to the Obligations of IR Global (and any additional borrowers permitted under the Revolving Credit Agreement). The Revolving Credit Agreement will contain negative and affirmative covenants and events of default substantially similar to those in the IR Parent’s existing credit facilities.

The foregoing description of the Revolving Credit Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1
Credit Agreement among Ingersoll-Rand Company Limited; Ingersoll-Rand Global Holding Company Limited; J.P. Morgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Bank of America, N.A., Deutsche Bank Securities Inc., The Bank of Tokyo Mitsubishi, Ltd., New York Branch, BNP Paribas and William Street LLC, as Documentation Agents, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners; and certain lending institutions from time to time parties thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED
(Registrant)

Date: June 30, 2008	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1
Credit Agreement among Ingersoll-Rand Company Limited; Ingersoll-Rand Global Holding Company Limited; J.P. Morgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Bank of America, N.A., Deutsche Bank Securities Inc., The Bank of Tokyo Mitsubishi, Ltd., New York Branch, BNP Paribas and William Street LLC, as Documentation Agents, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners; and certain lending institutions from time to time parties thereto